Exhibit 10.3

AMENDMENT TO AL MANAGEMENT AGREEMENTS

THIS AMENDMENT TO AL MANAGEMENT AGREEMENTS (this “Amendment”) is made and entered into as of July 10, 2014 by and among FVE MANAGERS, INC., a Maryland corporation (“Manager”), and each of the parties identified on the signature page hereof as an SNH TRS (each, an “SNH TRS”).

RECITALS:

WHEREAS, Manager and each SNH TRS are parties to one or more management agreements as further described on Schedule 1 attached hereto (collectively, the “Pool 2 Management Agreements” and, each individually, a “Pool 2 Management Agreement”); and

WHEREAS, Manager and SNH SE Tenant TRS, Inc. are parties to that certain Management Agreement dated November 1, 2013 for the senior living facility known as Willow Pointe and having an address at 1125 North Edge Trail and 143 Prairie Oaks Drive, Verona, Wisconsin (the “Willow Pointe Management Agreement” and, together with the Pool 2 Management Agreements, collectively, the “AL Management Agreements” and, each individually, an “AL Management Agreement”); and

WHEREAS, Manager and each SNH TRS wish to extend the terms of the AL Management Agreements in accordance with the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Manager and each SNH TRS, intending to be legally bound, hereby agree as follows:

1.             Extension of Pool 2 Management Agreements.  Section 12.01 of each Pool 2 Management Agreement is amended by deleting the reference to “December 31, 2031” from the first sentence thereof and replacing it with a reference to “December 31, 2033”, such that the Term of each Pool 2 Management Agreement shall end on December 31, 2033.

2.             Extension of Willow Pointe Management Agreement.  Section 12.01 of the Willow Pointe Management Agreement is amended by deleting the reference to “December 31, 2031” from the first sentence thereof and replacing it with a reference to “December 31, 2035”, such that the Term of the Willow Pointe Management Agreement shall end on December 31, 2035.

3.             Ratification.  As amended hereby, each AL Management Agreement is hereby ratified and confirmed.

[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

MANAGER:

FVE MANAGERS, INC.

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

SNH TRS:

SNH SE DANIEL ISLAND TENANT LLC
SNH SE SG TENANT LLC
SNH SE TENANT TRS, INC.

By:	/s/ Richard A. Doyle
Richard A. Doyle
President of each of the foregoing entities

[Signature Page to Amendment to AL Management Agreements]

SCHEDULE 1

POOL 2 MANAGEMENT AGREEMENTS

Management Agreement dated December 15, 2011 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Five Star Premier Residences of Pompano Beach)

Management Agreement dated February 1, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (The Terrace at Priceville)

Management Agreement dated May 29, 2012 between FVE Managers, Inc. and SNH SE Daniel Island Tenant LLC (Summit Place of Daniel Island)

Management Agreement dated July 1, 2012 between FVE Managers, Inc. and SNH SE SG Tenant LLC (Cooper Hall and Savannah Grace)

Management Agreement dated September 1, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (The Gardens of Sun City)

Management Agreement dated September 1, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (The Gardens of Scottsdale)

Management Agreement dated September 1, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (The Gardens of Virginia Beach)

Management Agreement dated October 1, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (The Gardens of Bellaire)

Management Agreement dated October 1, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (The Horizon Club)

Management Agreement dated October 1, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Calusa Harbour)

Management Agreement dated October 1, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Stratford Court of Palm Harbor)

Management Agreement dated October 1, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (The Gardens of Port St. Lucie)

Management Agreement dated November 1, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Church Creek)

Management Agreement dated November 1, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Villa Valencia)

Management Agreement dated December 19, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Fieldstone Place)

Management Agreement dated December 19, 2012 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Gateway Gardens and Villas)

Management Agreement dated August 1, 2013 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Gracemont)

Management Agreement dated October 1, 2013 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Canton)

Management Agreement dated October 1, 2013 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Ellijay)

Management Agreement dated October 15, 2013 between FVE Managers, Inc. and SNH SE Tenant TRS, Inc. (Chandler House)